LJM PRESERVATION AND GROWTH FUND

Class A LJMAX

Class C LJMCX

Class I LJMIX

A Series of Two Roads Shared Trust

Supplement dated April 4, 2017 to the Prospectus dated February 28, 2017

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The performance table on page 5 of the LJM Preservation and Growth Fund’s Prospectus is replaced in its entirety with the following:

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2016)

Class I Shares	One Year	Since Inception(1)
Return before taxes	13.51%	4.51%
Return after taxes on Distributions	10.51%	3.56%
Return after taxes on Distributions and Sale of Fund Shares	9.02%	3.31%
Class A Shares	One Year	Since Inception(1)(5)(6)
Return before taxes	6.62%	2.70%
S&P 500 Total Return Index(2)	11.96%	13.71%
HFRI Fund Weighted Composite Index(3)	5.44%	4.05%
CISDM Equal Weighted Hedge Fund Index(4)	6.92%	5.08%
(1)	The inception date of the Fund is January 9, 2013.
(2)	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index, and index performance does not reflect deductions for fees, expenses or taxes.
(3)	The HFRI Fund Weighted Composite Index is an equal-weighted index that includes over 2000 constituent funds which have at least $50M under management or have been actively traded for at least 12 months. There are no fund of funds included in this index. All funds are reported in USD and returns are reported net of all fees on a monthly basis. Individuals cannot invest directly into this index. The Fund’s adviser does not control the composition or compilation of the HFRI Fund Weighted Composite Index, and there is no guarantee that the Index will continue to be produced. Investors cannot invest directly in an index, and index performance does not reflect deductions for fees, expenses or taxes.
(4)	The CISDM Equal Weighted Hedge Fund Index reflects the average return of hedge funds, excluding funds of funds and commodity trading advisors (“CTA”), within the Morningstar CISDM Hedge Fund Database net of all fees. The calculation does not include outliers that are at least +/-3 standard deviations away from the average. The Morningstar CISDM Database is the oldest hedge fund and CTA database, tracking more than 5,000 live investments. The Fund’s adviser does not control the composition or compilation of the CISDM Equal Weighted Hedge Fund Index, and there is no guarantee that the Index will continue to be produced. Investors cannot invest directly in an index, and index performance does not reflect deductions for fees, expenses or taxes. The Fund’s secondary benchmark, the HFRI Fund Weighted Composite Index, has been changed to the CISDM Equal Weighted Hedge Fund Index, another broad hedge fund index with comparable return characteristics.
(5)	The Since Inception date used for the CISDM Equal Weighted Hedge Fund Index is December 31, 2012.
(6)	The Since Inception date used for the HFRI Fund Weighted Composite Index is December 31, 2012.

After-tax returns are shown for Class I shares only, and after-tax returns for Class A shares will vary. After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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This Supplement and the Prospectus, dated February 28, 2017, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling1-855-LJM-FUND (556-3863).